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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): April 23, 2001

                        FLEXIINTERNATIONAL SOFTWARE, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          000-23453                                     06-1309427
---------------------------------         ------------------------------------
   (Commission File Number)               (I.R.S. Employer Identification No.)


   Two Enterprise Drive, Shelton, CT                         06484
----------------------------------------           ----------------------------
(Address of Principal Executive Offices)                   (Zip Code)

                                 (203) 925-3040
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

                                       n/a

                        --------------------------------

          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         FlexiInternational Software, Inc. (the "Registrant") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission, as an exhibit hereto, the Registrant's press release, dated May 2, 2001, announcing the adjournment of its Annual Meeting of Shareholders until Tuesday, May 29, 2001. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

         The Registrant is also filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission, as an exhibit hereto, the Registrant's press release, dated May 3, 2001, announcing an arbitration award against the Registrant in the amount of $330,000 (plus expenses) in connection with an arbitration proceeding initiated against the Registrant by Client Server Solutions Limited. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

                  Not Applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Not Applicable.

         (c)      EXHIBITS

                  99.1     Press Release, dated May 2, 2001.

                  99.2     Press Release, dated May 3, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FLEXINTERNATIONAL SOFTWARE, INC.


Date:    May 7, 2001                By:  /s/ NORMAND BILODEAU
                                         ----------------------------------
                                         NORMAND BILODEAU
                                         CHIEF FINANCIAL OFFICER



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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
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99.1                       Press Release, dated May 2, 2001.

99.2                       Press Release, dated May 3, 2001.




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